April 30, 2002


                                                              Semi-Annual Report



    CAPSTONE GROWTH FUND
CGF --------------------------------------
    BUILDING WEALTH WHILE CONTROLLING RISK


                                      CGF

CAPSTONE SERIES FUND, INC.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to present the semi-annual report for Capstone Series Fund, Inc. Growth Fund for the period ended April 30, 2002.

After a disappointing January and February, the month of March managed to provide positive returns which were sufficient enough to provide investors with a modestly positive return for the quarter. This was the first time since March of 2000 that the S&P 500 Index produced two successive quarters of positive returns. While some of the return for this period can be attributed to a rebound from 9/11, there is also a fundamental business component that should be of interest to investors. It appears that business conditions may be improving or at least have stopped getting worse. During the quarter, almost all of the business indicators came in ahead of expectations, and while at times ambiguous, generally presented a picture of an improving economy. The Federal Reserve's decision at its most recent meeting to leave rates unchanged is reflective of a view that conditions are improving but not so quickly that a rate increase is called for now. Increased federal government spending, which we mentioned in our last letter, continues to come into play as a source of stimulus to economic activity.

There are two perceived difficulties facing the equity market now. The first is the events in the Middle East along with higher oil prices. While political events in that region might have seemed remote in the past, in the light of 9/11, the long standing angers of the region now seem much more proximate. With respect to oil, there has been talk of another Arab oil embargo such as that in the early 1970s. While the psychological impact of continued upheaval cannot be mitigated, the impact of higher oil prices and the probability of another embargo should be kept in perspective. As this is written, oil prices are in the $25.00-$26.00 per barrel range. Gasoline prices, so recently near the $1 per gallon level are once again into the $1.30-$1.50 range. The effect of this price increase is to act as a tax as consumers spend more on petroleum products and less on others. Unlike the 1970s, however, the U.S. and world economy is much less dependent on oil, so price spikes have less of an impact. Moreover, the experience of the last 30 years has taught investors (and oil suppliers) that the supply of oil can be quite elastic as prices rise. As for an embargo, participants would find themselves losing market share to other producers at a time when their oil dependent economies are on difficult footing anyway. Over the short-term, higher oil prices will keep economic growth slower than what might have been the case. Longer-term, we have seen the world economy adjust to and expect changes of this nature and move on.


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CAPSTONE SERIES FUND, INC.
--------------------------------------------------------------------------------


The second concern facing the equity market is earnings growth. Our expectation is that we will begin to see positive year-over-year comparisons on a consistent basis as we move past the second quarter of this year. This belief arises from our expectation of a growing economy along with our belief that earnings troughed in the summer and fall of last year. As this shift to the positive becomes more pronounced, we would expect a continuation of the current trend toward fewer negative earnings pre-announcements and more neutral or positive pre-announcements. This would be bullish.

A reason for optimism is shown on the chart included. It shows the 40-quarter (10 year) annualized rolling return for the S&P 500 Index. As shown on the chart, there has been wide variation in this measure, but it has averaged 12.50% over the past 50 years. The low was reached in September of 1974 as the S&P 500's 10-year annualized return fell to .5%. The high was reached in September of 2000 when the 10-year annualized return was just shy of 20%. Since this peak, the rolling return has declined toward its historical average, standing at the end of March at 13.25%. This downward adjustment, together with an attendant drop in interest rates has served to improve equity valuations and provide new investment opportunities.



                 [10 YEAR ROLLING RETURNS S&P 500 GRAPH OMITTED]

CAPSTONE SERIES FUND, INC.
--------------------------------------------------------------------------------


The first quarter of 2002 was a trying quarter for fixed income investors. The Lehman Aggregate Index (the broadest measure of the domestic investment-grade market) rose just 0.09% for the quarter. Many indices posted negative total returns over the same period as the Lehman Government/Credit Index declined -0.47% while the Intermediate Government/Credit was off -0.22%. Mortgage-backed securities explain much of the difference between these index returns. Mortgage-backed securities (which comprise 36% of the Aggregate index) returned +0.99% for the first quarter. There are no mortgage-backed issues within the Government/Credit or the Intermediate Government/Credit indices. Mortgages were the beneficiaries of the rise in interest rates as the slowdown in refinancings helped to reduce the prepayment risk of mortgages.

Interest rates moved higher during the first quarter in response to continued progress in the war in Afghanistan and to signs that the economy was recovering faster than many analysts had expected. We have included a table that highlights the dramatic movement in U.S. Treasury yields that we have witnessed since year-end and since September 11th. November 7th marks the "bottom" of U.S. Treasury yields as all the events from last Fall culminated to push interest rates to historic lows. The table shows that by the end of the first quarter of 2002, interest rates were more than 100 basis points higher than the lows of November 7th. The most surprising item in the table is that interest rates are now actually higher than the closing levels from September 10th.

U.S. Treasury Yields at Key Dates since September 10th 2001

                                                     11/7
Maturity   9/10/01   11/7/01   12/31/01   3/31/02   -3/31    YTD
--------   -------   -------   --------   -------   -----    ---

3 month     3.26      1.78       1.72      1.78      0.00   +0.06
2 year      3.50      2.30       3.02      3.72     +1.42   +0.70
5 year      4.32      3.46       4.30      4.84     +1.38   +0.54
10 year     4.83      4.18       5.05      5.40     +1.22   +0.35
30 year     5.44      4.79       5.46      5.80     +1.01   +0.34

Our outlook for the fixed income markets remains primarily the same as it was at the end of 2001. The "bottom" in interest rates is behind us. At the March FOMC meeting the Fed switched over to a "neutral" bias indicating that the risks between higher inflation and weak economic growth are now more balanced. The switch to a neutral bias reversed the bias toward economic weakness that had been in place since December 2000. While we expect the economy to improve in 2002, we do not anticipate a robust recovery. A modest recovery should limit the rise in the Fed Funds rate to a

CAPSTONE SERIES FUND, INC.
--------------------------------------------------------------------------------


more gradual pace than past recoveries. We do not anticipate the aggressive and dramatic rise in Fed Funds that we witnessed in 1994. Fed Chairman Greenspan warned that he will be watching for a "sustained pickup in demand" once the current cycle of inventory rebuilding is complete. If this demand fails to materialize, then it may be some time before the Fed takes action to raise the Fed Funds rate.

With a modest recovery, corporations should be able to repair some of the balance sheet damage that has occurred in recent quarters. This should help corporate yield spreads to tighten and provide positive relative performance (versus U.S. Treasuries) for corporate bonds. However, the modest recovery will make it difficult for corporations to garner higher prices for their products. While this lack of pricing power will limit the growth in corporate profits, it is a positive for the overall inflation outlook for the economy and for fixed income securities.

With the "bottom" in interest rates behind us and with the likelihood that the economy will stage at least a modest recovery in 2002, we will maintain a more defensive posture within our fixed income portfolios. At the same time, we will seek opportunities to profit from some of the market volatility that will likely be created within the fixed income market as interest rates react to the ever-changing consensus on the outlook for the U.S. economy.

We welcome your comments or your questions about this report or any of the services that we provide. We sincerely appreciate your trust and confidence in us and look forward to continuing our relationship with you for many years to come.

Sincerely,


/s/ Edward L. Jaroski                          /s/ Dan E. Watson
-------------------------------                -------------------------------
Edward L. Jaroski                              Dan E. Watson
President and Chairman of the Board            Executive Vice President

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                            ------       -----
COMMON STOCK (99.52%)

AEROSPACE & DEFENSE (3.52%)
Boeing Co.                                                  13,860  $   618,156
United Technologies Corp.                                   20,290    1,423,749
                                                                    -----------
                                                                      2,041,905
                                                                    -----------
AGRICULTURE (2.07%)
Philip Morris Cos., Inc.                                    21,980    1,196,371
                                                                    -----------
BANKS (8.01%)
Bank of America Corp.                                       17,000    1,232,160
BB&T Corp.                                                  23,000      875,840
Merrill Lynch & Co., Inc.                                   25,660    1,076,180
Washington Mutual, Inc.                                     17,000      641,410
Wells Fargo & Co.                                           15,900      813,285
                                                                    -----------
                                                                      4,638,875
                                                                    -----------
BUILDING MATERIALS (2.17%)
American Standard Cos., Inc.*                               16,820    1,256,454
                                                                    -----------
COMPUTER HARDWARE (3.42%)
Electronic Data Systems Corp.                               15,160      822,582
International Business Machines Corp.                       13,810    1,156,725
                                                                    -----------
                                                                      1,979,307
                                                                    -----------
COMPUTER SERVICES & SOFTWARE (6.43%)
BEA Systems, Inc.*                                           6,370       68,286
Cadence Design Systems, Inc.*                                9,880      202,343
Fiserv, Inc.*                                                9,670      429,928
Microsoft Corp.*                                            42,910    2,242,477
Peoplesoft, Inc.*                                           11,900      275,723
Veritas Software Corp.*                                     17,750      503,035
                                                                    -----------
                                                                      3,721,792
                                                                    -----------
CONTAINERS (1.89%)
Pactiv Corp.*                                               53,000    1,095,510
                                                                    -----------

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                            ------       -----
COSMETICS & TOILETRIES (1.83%)
Kimberly-Clark Corp.                                        16,250  $ 1,058,200
                                                                    -----------
FINANCIAL SERVICES (6.96%)
Citigroup, Inc.                                             40,242    1,742,479
Fannie Mae                                                  11,860      936,110
Household International, Inc.                               16,180      943,132
MBNA Corp.                                                  11,630      412,283
                                                                    -----------
                                                                      4,034,004
                                                                    -----------
FOOD & BEVERAGES (3.88%)
Anheuser-Busch Companies, Inc.                              13,780      730,340
Coca-Cola Co.                                               17,960      996,960
General Mills, Inc.                                         11,820      520,671
                                                                    -----------
                                                                      2,247,971
                                                                    -----------
HEALTHCARE (1.15%)
HCA, Inc.                                                    6,360      303,944
Laboratory Corp. of America Holdings*                        3,640      361,088
                                                                    -----------
                                                                        665,032
                                                                    -----------
INSTRUMENTS (1.09%)
Johnson Controls, Inc.                                       7,350      633,938
                                                                    -----------
INSURANCE (5.43%)
American International Group                                25,126    1,736,709
Cigna Corp.                                                  7,210      785,890
Jefferson-Pilot Corp.                                       12,435      622,745
                                                                    -----------
                                                                      3,145,344
                                                                    -----------
MEDIA (4.00%)
Gannett Co, Inc.                                             8,410      616,453
McGraw-Hill Companies, Inc.                                 16,080    1,028,959
Viacom, Inc.*                                               14,210      669,291
                                                                    -----------
                                                                      2,314,703
                                                                    -----------

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                            ------       -----
MEDICAL PRODUCTS (3.18%)
Baxter International, Inc.                                   8,550  $   486,495
Johnson & Johnson                                           21,240    1,356,386
                                                                    -----------
                                                                      1,842,881
                                                                    -----------
MISCELLANEOUS MANUFACTURING (7.24%)
3M Co.                                                       5,960      749,768
Danaher Corp.                                                8,630      617,735
Eaton Corp.                                                  8,170      691,264
General Electric Co.                                        67,590    2,132,465
                                                                    -----------
                                                                      4,191,232
                                                                    -----------
OIL & GAS (9.63%)
BP Plc                                                      19,580      994,664
ChevronTexaco Corp.                                         27,810    2,411,405
Exxon Mobil Corp.                                           54,100    2,173,197
                                                                    -----------
                                                                      5,579,266
                                                                    -----------
PHARMACEUTICALS (8.46%)
Abbott Laboratories                                         13,390      722,391
Amgen, Inc.*                                                12,210      645,665
Eli Lilly & Co.                                              8,310      548,876
King Pharmaceuticals, Inc.*                                  6,410      200,889
Merck & Co., Inc.                                           17,330      941,712
Pfizer, Inc.                                                50,707    1,843,199
                                                                    -----------
                                                                      4,902,732
                                                                    -----------
RETAIL (7.97%)
Home Depot, Inc.                                            14,060      651,962
Kohls Corp.*                                                 8,460      623,502
Target Corp.                                                19,250      840,263
Walgreen Co.                                                13,970      527,647
Wal-Mart Stores, Inc.                                       35,340    1,974,092
                                                                    -----------
                                                                      4,617,466
                                                                    -----------

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                            SHARES       VALUE
                                                            ------       -----
SEMICONDUCTOR EQUIPMENT (6.52%)
Applied Materials, Inc.*                                    34,880  $   848,282
Intel Corp.                                                 47,720    1,365,269
Kla-Tencor Corp.*                                           11,710      690,539
Linear Technology Corp.                                     22,380      869,687
                                                                    -----------
                                                                      3,773,777
                                                                    -----------
TELECOMMUNICATIONS (4.67%)
Alltel Corp.                                                18,730      927,135
BellSouth Corp.                                             19,000      576,650
SBC Communications, Inc.                                    25,280      785,197
Scientific-Atlanta, Inc.                                    20,860      417,200
                                                                    -----------
                                                                      2,706,182
                                                                    -----------

TOTAL COMMON STOCK (COST $51,686,102)                                57,642,942
                                                                    -----------
MISCELLANEOUS ASSETS (0.40%)
Aim Prime Portfolio Money Market,
   Institutional Class                                      17,334       17,334
S&P 500 Depository Receipt Trust                             2,000      216,000
                                                                    -----------
      TOTAL MISCELLANEOUS
         ASSETS (COST $249,594)                                         233,334
                                                                    -----------

                                                          PRINCIPAL
                                                          ---------

REPURCHASE AGREEMENT (0.18%)
Fifth Third Bank, 1.29%, dated 04/30/02, due 05/01/02,
   repurchase price $101,400 (collateralized by
   FHARM Pool #635253, 6.90%, due 12/01/25,
   market value $104,438) (Cost $101,396)                  101,396      101,396
                                                                    -----------
      TOTAL INVESTMENTS
         (Cost $52,037,092) (100.1%)                                 57,977,672
      LIABILITIES IN EXCESS OF OTHER
         ASSETS, NET (-0.10%)                                           (58,409)
                                                                    -----------
      TOTAL NET ASSETS (100%)                                       $57,919,263
                                                                    ===========

*Non-income producing investment.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2002                                                       GROWTH FUND
--------------------------------------------------------------------------------

ASSETS:
   Investments, at market (identified cost $52,037,092)             $57,977,672
   Receivables:
      Dividends and interest                                             37,498
      Fund shares sold                                                      170
   Prepaid expenses                                                       2,259
                                                                    -----------
         Total assets                                                58,017,599
                                                                    -----------

LIABILITIES:
   Payables:
      Fund shares purchased                                         $       500
      Accrued distribution fees                                          12,329
      Due to advisor                                                     36,981
      Accrued expenses                                                   48,526
                                                                    -----------
         Total liabilities                                               98,336
                                                                    -----------
NET ASSETS                                                          $57,919,263
                                                                    ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                                  $54,456,115
   Accumulated realized loss on investments                          (2,466,747)
   Undistributed net investment loss                                    (10,685)
   Net unrealized gain on investments                                 5,940,580
                                                                    -----------

Net Assets (200,000,000 of $.001 par value shares
   authorized, 4,650,627 shares outstanding)                        $57,919,263
                                                                    ===========

Net Asset Value, offering and redemption price per share            $     12.45
                                                                    ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENT OF OPERATIONS FOR THE PERIOD ENDED
APRIL 30, 2002 (UNAUDITED)                                           GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                         $     1,441
   Dividends                                                            409,381
                                                                    -----------
      Total investment income                                           410,822
                                                                    -----------

EXPENSES:
   Investment advisory fees (Note 2)                                    221,712
   Accounting fee (Note 2)                                                8,431
   Custodian fees                                                         6,242
   Transfer agency fees                                                  25,483
   Distribution fees (Note 2)                                            76,883
   Trustee expense (Note 2)                                               3,591
   Audit fees                                                            12,893
   Legal fees                                                             5,784
   Registration fees                                                     12,704
   Reports to shareholders                                                6,943
   Miscellaneous expense                                                 40,841
                                                                    -----------
      Total expenses                                                    421,507
                                                                    -----------
   Net investment loss                                                  (10,685)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                     358,203
   Net change in unrealized appreciation on investments               1,622,192
                                                                    -----------
                                                                      1,980,395
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 1,969,710
                                                                    ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                               For the Period     For the Year
                                                    Ended             Ended
                                               April 30, 2002   October 31, 2001
                                               --------------   ----------------
                                                 (Unaudited)
OPERATIONS:
   Net investment income (loss)                 $    (10,685)    $     59,482
   Net realized gain (loss) on investments           358,203       (2,824,949)
   Net change in unrealized appreciation
      (depreciation) on investments                1,622,192      (18,336,382)
                                                ------------     ------------

Net increase (decrease) in net assets
   resulting from operations                       1,969,710      (21,101,849)
                                                ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                             (59,482)              --
   Net realized gain on investments                       --       (7,908,196)
                                                ------------     ------------

Net decrease in net assets resulting
   from distributions                                (59,482)      (7,908,196)
                                                ------------     ------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease) in net assets from
   Fund share transactions                        (2,831,534)       3,291,066
                                                ------------     ------------

Decrease in net assets                              (921,306)     (25,718,979)

NET ASSETS:
   Beginning of period                            58,840,569       84,559,548
                                                ------------     ------------

   End of period (including undistributed
      net investment income of $0 and
      $59,482, respectively)                    $ 57,919,263     $ 58,840,569
                                                ============     ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Visit us online at
WWW.CAPCOFUNDS.COM


                    CAPSTONE GROWTH FUND
                CGF --------------------------------------
                    BUILDING WEALTH WHILE CONTROLLING RISK

                           THE CAPSTONE GROUP
                            OF MUTUAL FUNDS
                =================================================

                =================================================
                   EQUITY
                      CAPSTONE GROWTH FUND*
                      CAPSTONE EMPLOYEE STOCK OWNERSHIP FUND*
                      CSF LARGE CAP EQUITY INDEX FUND**
                      SERV LARGE CAP EQUITY FUND***
                      SERV SMALL CAP EQUITY FUND***
                =================================================


                =================================================
                   FIXED INCOME
                      CSF BOND INDEX FUND**
                      SERV BOND FUND***
                      SERV SHORT-TERM BOND FUND***
                =================================================


                =================================================
                   INTERNATIONAL/GLOBAL
                      SERV INTERNATIONAL FUND***
                =================================================


                =================================================
                   MONEY MARKET
                      SERV MONEY MARKET FUND***
                ==================================================

                * Series of the Capstone Series, Inc.
               ** Series of the Christian Stewardship Funds
              *** Series of the Capstone Social Ethics and Religious Values Fund

For more
complete
information
about the
Capstone
Growth Fund,
including
charges and
expenses,
contact the
Distributor at
the address
below to receive
a prospectus.                                   Capstone Asset Planning Company
Please read it                                  5847 San Felipe, Suite 4100
carefully before                [LOGO OMITTED]  Houston, Texas 77057
you invest or                                   1-800-262-6631
send money.                                     info@capstonefinancial.com

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